SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 27, 2002


                                   EPLUS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                000-28926              54-1817218
            --------------         --------------          --------------
   (State or other jurisdiction (Commission File Number)    (IRS Employer
          of incorporation)                                Identification No.)

                  400 Herndon Parkway, Herndon, Virginia 20170
             -----------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (703) 834-5710
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events

On December 27, 2002 ePlus inc. issued a press release announcing the purchase of 522,833 shares of its common stock, for a total consideration of $3,726,256, under its stock repurchase plan in privately negotiated transactions.

Item 7.  Exhibits

Exhibit
Number   Exhibit Description

99.1     Press Release dated December 27, 2002, "ePlus Reports Stock
         Repurchases".


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ePlus inc.


Dated:  December 27, 2002                   By:  /s/ Steven J. Mencarini
                                                 -------------------------------
                                                 Steven J. Mencarini
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit
Number   Exhibit Description

99.1     Press Release dated December 27, 2002, "ePlus Reports Stock
         Repurchases".






















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